Other investments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Non-current investments
Financial assets at fair value through profit or loss	$ 2,101
Other	2,787	$ 2,766
Total	4,888	2,766
Current investments
Short term bank deposits	55,836	56,493
Financial assets at fair value through profit or loss	842	988
Financial assets at fair value through other comprehensive income	2,298	1,566
Total current investments	$ 58,976	$ 59,047
Average interest rate (as a percent)	1.70%